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                                                                  EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-26531, 33-7921, 33-8043, 33-39039, 33-39040 and 2-72898.



                                    Arthur Andersen LLP


Philadelphia, PA
March 11, 1998